AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Variable Fund LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

     WHEREAS, two new funds have been added and an additional breakpoint has been added to the advisory fee.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2006, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2006, attached hereto.

     3. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 1st day of May, 2006.

                                   JNL VARIABLE FUND LLC


                                   By:
                                          --------------------------------------
                                   Name:  ROBERT A. FRITTS
                                          --------------------------------------
                                   Title: PRESIDENT
                                          --------------------------------------

                                   JACKSON NATIONAL ASSET
                                   MANAGEMENT, LLC


                                   By:
                                          --------------------------------------
                                   Name:  MARK D. NERUD
                                          --------------------------------------
                                   Title: CHIEF FINANCIAL OFFICER
                                          --------------------------------------

                                   SCHEDULE A
                                Dated May 1, 2006
                                     (Fund)

                 JNL/Mellon Capital Management DowSM 10 Fund
                 JNL/Mellon Capital Management S&P(R) 10 Fund
                 JNL/Mellon Capital Management Global 15 Fund
                 JNL/Mellon Capital Management 25 Fund
                 JNL/Mellon Capital Management Small-Cap Fund
                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund JNL/Mellon Capital Management Value Line(R) 25 Fund JNL/Mellon Capital Management DowSM Dividend Fund JNL/Mellon Capital Management S&P(R) 24 Fund
                 JNL/Mellon Capital Management VIP Fund
                 JNL/Mellon Capital Management JNL 5 Fund
                 JNL/Mellon Capital Management JNL Optimized 5 Fund JNL/Mellon Capital Management Communications Sector Fund JNL/Mellon Capital Management Consumer Brands Sector Fund JNL/Mellon Capital Management Oil & Gas Sector Fund JNL/Mellon Capital Management Financial Sector Fund JNL/Mellon Capital Management Healthcare Sector Fund JNL/Mellon Capital Management Technology Sector Fund

                                   SCHEDULE B
                                Dated May 1, 2006
                                 (Compensation)

                   JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

               JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

               JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

              JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%